UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2025

Guardian Pharmacy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42284	87-3627139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Galleria Parkway SE
Suite 800
Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 810-0089

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	GRDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Common Stock Lock-Up Agreements with Certain Holders

On October 14, 2025, Guardian Pharmacy Services, Inc. (the “Company”) announced that the Company has entered into lock-up agreements with holders (the “Lock-Up Holders”) of approximately 93% of the outstanding shares of the Company’s Class A common stock and Class B common stock that are held by the Company’s founders, executive officers, employees and others who held shares of the Company’s common stock immediately prior to completion of the Company’s initial public offering on September 27, 2024.

Pursuant to these agreements, the Lock-Up Holders have agreed that, during the period from October 19, 2025 (the expiration date for existing lock-up agreements with holders for substantially the same number of shares of the Company’s common stock) through June 30, 2026 (the “Lock-Up Period”), they will not offer, sell, distribute or otherwise dispose of or transfer any shares of the Company’s common stock without the prior written consent of the Company. The lock-up agreements impose transfer restrictions on 17,188,059 outstanding shares of Class A common stock held by the Lock-Up Holders, as well as 12,759,054 additional shares of Class A common stock issuable to the Lock-Up Holders on March 28, 2026 upon the automatic conversion of an equal number of outstanding shares of Class B common stock held by them. The Lock-Up Period with respect to any Lock-Up Holder may be extended by mutual written agreement of the Company and the respective Lock-Up Holder.

As of September 30, 2025, the Company had outstanding 36,253,744 shares of Class A common stock and 27,066,890 shares of Class B common stock. Pursuant to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), shares of the Company’s Class B common stock convert automatically into shares of Class A common stock in designated amounts and at times specified in the Charter, and generally may not be transferred by the holder thereof, subject to limited exceptions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guardian Pharmacy Services, Inc.

October 14, 2025	By:	/s/ David K. Morris
	Name:	David K. Morris
	Title:	Executive Vice President and Chief Financial Officer